2 Forward Looking Statements Statements in this presentation that are not strictly historical, including any statements regarding Danaher’s anticipated financial performance for the fourth quarter 2020 or any other period, and any other statements regarding events or developments that we anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the highly uncertain and unpredictable severity, magnitude and duration of the COVID-19 pandemic (and the related governmental, business and community responses thereto) on our business, results of operations and financial condition, Danaher's ability to successfully integrate the operations and employees of the Biopharma business Danaher acquired from General Electric Company (now known as Cytiva) with Danaher's existing business, the ability to realize anticipated financial, tax and operational synergies and benefits from such acquisition, Cytiva's performance and maintenance of important business relationships, the impact of our debt obligations (including the debt incurred to finance the acquisition of Cytiva) on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets (including as a result of the COVID-19 pandemic), developments and uncertainties in U.S. policy stemming from the U.S. administration, such as changes in U.S. trade and tariff policies and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government to use, disclose and license certain intellectual property we license if we fail to commercialize it, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, the impact of deregulation on demand for our products and services, labor matters, international economic, political, legal, compliance and business factors (including the impact of the United Kingdom's separation from the EU and uncertainty relating to the terms of such separation), disruptions relating to man-made and natural disasters (including pandemics such as COVID-19) and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2019 Annual Report on Form 10-K and our first, second and third quarter 2020 Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this presentation and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. With respect to the non-GAAP financial measures referenced in the following presentation, definitions and the accompanying information required by SEC Regulation G can be found in this presentation or in the “Investors” section of Danaher’s web site, www.danaher.com. All references in this presentation (1) to financial metrics relate only to the continuing operations of Danaher’s business, unless otherwise noted; (2) to “growth” or other period-to-period changes refer to year-over-year comparisons unless otherwise indicated; and (3) to operating profit below the segment level exclude amortization. We may also describe certain products and devices which have applications submitted and pending for certain regulatory approvals.

Non-GAAP Reconciliations

Estimated Core Sales Growth, Core Sales Growth Including Cytiva and Base Business Core Sales Growth	% Change Three-Month Period Ended December 31, 2020 vs. Comparable 2019 Period	% Change Year Ended December 31, 2020 vs. Comparable 2019 Period
Total sales growth (GAAP)	~38.5%	~24.0%
Impact of:		
Acquisitions/divestitures	~(24.5%)	~(17.5%)
Currency exchange rates	~(2.5%)	-
Core sales growth (non-GAAP)	~11.5%	~6.5%
Impact of Cytiva sales growth (net of divested product lines)	~3.5%	~3.0%
Core sales growth including Cytiva (non-GAAP)	~15.0%	~9.5%
Impact of COVID-related tailwinds	~(11.0%) to (12.0%)	
Base business core sales growth (non-GAAP)	+ LSD/MSD	

Estimated Full Year 2020 Cytiva Sales
($ in billions)

2020 Cytiva Sales under DHR ownership - April to December 2020 (GAAP)	~$3.2
2020 Cytiva Sales under GE ownership - January to March 2020 (non-GAAP)	~0.8
Full Year 2020 Cytiva Sales (non-GAAP)	~$4.0

Statement Regarding Non-GAAP Measures

The non-GAAP measures set forth in this presentation should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measure, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing Danaher Corporation's ("Danaher" or the "Company") results that, when reconciled to the corresponding GAAP measure, help our investors to identify underlying growth trends in our business and compare our sales performance with prior and future periods and to our peers.

In addition to presenting core sales, we also present core sales on a basis that includes sales attributable to Cytiva (formerly the Biopharma Business of General Electric Company's ("GE") Life Sciences business), which Danaher acquired from GE on March 31, 2020. Historically Danaher has calculated core sales solely on a basis that excludes sales from acquired businesses recorded prior to the first anniversary of the acquisition. However, given Cytiva's significant size and historical core sales growth rate, in each case compared to Danaher's existing businesses, management believes it is appropriate to also present core sales on a basis that includes Cytiva sales. Management believes this presentation provides useful information to investors by demonstrating the impact Cytiva has on the Company's current growth profile, rather than waiting to demonstrate such impact 12 months after the acquisition when Cytiva would normally have been included in Danaher's core sales calculation. Danaher calculates period-to-period core sales growth including Cytiva by adding to the baseline period sales Cytiva's historical sales from such period (when it was owned by GE), net of the sales of the divested product lines and also adding the Cytiva sales to the current period. We also present (1) Cytiva's full year 2020 sales (including the portion of 2020 when Cytiva was owned by GE) to provide investors with insight into Cytiva's future, annual sales potential as a part of Danaher, and (2) "base business" core revenue growth to demonstrate our core revenue growth including Cytiva excluding the impact of core sales growth directly attributable to COVID-19 and its impact.

Management uses core revenue growth to measure the Company's operating and financial performance and in the Company's executive compensation program.

With respect to core sales, core sales including Cytiva and "base business" core revenue growth, (1) we exclude the impact of currency translation because it is not under management's control, is subject to volatility and can obscure underlying business trends, and (2) we exclude the effect of acquisitions (other than Cytiva, in the case of core sales including Cytiva) and divested product lines because the timing, size, number and nature of such transactions can vary significantly from period-to-period and between us and our peers, which we believe may obscure underlying business trends and make comparisons of long-term performance difficult.

3

Current Update 5 Strong finish to 2020 Q4 RESULTS BETTER THAN OUR EXPECTATIONS Q4 ESTIMATED CORE REVENUE GROWTH INCL. CYTIVA UP ~15% — Led by Life Sciences and Diagnostics; EAS up slightly — COVID-related tailwinds contributed ~1,100-1,200bps to core growth — “Base” business +LSD/MSD (despite 3 fewer selling days y/y) STRONG EARNINGS AND CASH FLOW PERFORMANCE — Fall-through better than expected “COVID-related tailwinds” refers to revenue from the sale of products & services directly addressing COVID-19 or the impact thereof (particularly at our businesses providing solutions for diagnostic testing and supporting vaccine & therapeutic production). “Base” business refers to revenue from the sale of products & services not directly addressing COVID-19 or the impact thereof.

Danaher Today

~$22B

2020E DANAHER TOTAL REVENUE

LIFE SCIENCES **$10.6B**

cytiva · PALL · BECKMAN COULTER Life Sciences · SCIEX · Leica MICROSYSTEMS · IDT

DIAGNOSTICS **$7.4B**

BECKMAN COULTER · Cepheid · Leica BIOSYSTEMS · RADIOMETER

ENV. & APPLIED **$4.3B**

HACH · TROJAN technologies · ChemTreat · VIDEOJET · ESKO · x-rite PANTONE

REVENUE BY END-MARKET:



Research / Acad.
Biopharma ~25%
Molecular Dx ~10%
Other Dx ~25%
Applied ~20%
Ind.
Other

All financial metrics reflect estimated FY 2020E results from continuing operations
Pie chart is a % of total revenue and includes Cytiva 2020E total annual revenue

Purpose-driven science & technology leader

6 DANAHER

Building a stronger, better Danaher 2015 2018 2020E TOTAL REVENUE ~$21B ~$20B ~$22B CORE REVENUE GROWTH +LSD +MSD +HSD* RECURRING REVENUE ~45% ~70% ~75% ADJUSTED GROSS MARGIN 53% 56% ~58%** OPERATING CASH FLOW $3.8B $4.0B ~$6.0B KEY PORTFOLIO MOVES 7 2015 metrics shown include Fortive and Envista; 2018 metrics shown include Envista. Recurring Revenue is shown as a % of total revenue. * 2020E core revenue growth includes Cytiva. ** Reflects the 9-month period ended Oct. 2, 2020. Portfolio Has Evolved Meaningfully

GE Biopharma Acquisition (Cytiva)

cytiva

GLOBAL LEADER IN FAST-GROWING, HIGHLY-ATTRACTIVE BIOPROCESSING MARKET

- Closed the transaction March 2020
- Talented & innovative team with industry-leading expertise
- Transition update:
  - Re-branding to new Cytiva name
  - Standing-up the business as a new DHR OpCo
  - DBS introduction & training

~$4B

CYTIVA 2020E TOTAL ANNUAL REVENUE

+HSD

ANTICIPATED LONG-TERM CORE REVENUE GROWTH RATE

DHR LIFE SCIENCES PLATFORM BIOPROCESSING REVENUE

As a % of total revenue

2015	2018	2020E
<10%	~25%	>50%

Transformational addition to our Life Sciences platform

8

DANAHER

Bioprocessing: Where We Play & How We Win 9 Filtration Skids & Consumables Concentration & Sterile Filtration Media Bioreactor Depth Filter Chromatography Columns Polishing Column Devices Bags & Mixers Helping customers bring more life-saving drugs to market faster Cell culture & SUT Chromatography Filtration ~$5.5B DHR BIOPROCESSING REVENUE 2020E Resins FOCUSED ON AREAS OF HIGHEST IMPACT & MAXIMUM VALUE TO CUSTOMERS: Facility efficiency Manufacturing flexibility Development partnership Speed to market LEADING PLAYER WITH BROADEST OFFERING ACROSS ENTIRE WORKFLOW Processing time Operating costs Footprint Capital spending

Molecular Diagnostics: Where We Play & How We Win

Cepheid.

BEST-IN-CLASS MOLECULAR DX

- Unique position at critical, point-of-care settings
- Simplified workflow: "sample in, result out"
- Scalable, random-access systems

Cepheid GeneXpert®
Systems &
test cartridge



HOW WE WIN

- Largest global installed base: ~30,000 instruments
- Broadest test menu: >35 OUS, >20 in the US
- Workflow + speed + accuracy


ANNUAL REVENUE &
TOTAL INSTALLED BASE
>10K
~$0.6B
>20K
~$1B
~30K
~$2B
2016 (At Acq.)
2019
2020E

Unique & leading position in critical point-of-care environments

10
DANAHER